Exhibit 10.131

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

LICENSE AGREEMENT

BETWEEN

CYDEX PHARMACEUTICALS, INC.

AND

ELI LILLY AND COMPANY

DATED: December 16, 2011

LICENSE AGREEMENT

THIS LICENSE AGREEMENT (this “Agreement”) is made this 16th day of December, 2011 (the “Effective Date”) between:

CYDEX PHARMACEUTICALS, INC., a Delaware corporation with offices at 10513 W. 84th Terrace, Lenexa, Kansas 66214 (“CyDex”); and

ELI LILLY AND COMPANY, an Indiana corporation, with offices at Lilly Corporate Center Indianapolis, Indiana 46285 USA (“Company”).

RECITALS

WHEREAS, CyDex, a wholly-owned subsidiary of LIGAND PHARMACEUTICALS INC., is engaged in the business of developing and commercializing novel drug delivery technologies designed to enhance the solubility and effectiveness of existing and development-stage drugs, including without limitation Captisol®, a patented drug formulation system designed to enhance the solubility and stability of drugs;

WHEREAS, Company desires to obtain a license to use the Captisol® patented drug formulation system in connection with its development and commercialization of one or more Compounds (defined below) and CyDex is willing to grant such license to Company under the terms and conditions set forth herein; and

WHEREAS, CyDex desires to sell Captisol® to Company, and Company desires to purchase Captisol® from CyDex, in accordance with the terms and conditions of that certain Supply Agreement between the parties of even date herewith (the “Supply Agreement”);

NOW, THEREFORE, in consideration of the following mutual promises and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties, intending to be legally bound, agree as follows:

1.	DEFINITIONS.

For the purposes of this Agreement, the following terms shall have the meanings as defined below:

“Affiliate” means, with respect to any party, any entity controlling, controlled by, or under common control with such party, during and for such time as such control exists. For these purposes, “control” shall refer to the ownership, directly or indirectly, of at [***] of the voting securities or other ownership interest of the relevant entity.

“Adverse Event” means any undesirable medical occurrence in a patient or clinical investigation subject administered the Licensed Product and which does not necessarily have a causal relationship with the Licensed Product.

“Captisol” means Captisol®, also known scientifically as [***].

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“Captisol Data Package” means (i) all toxicology/safety and other relevant scientific safety data owned, licensed or developed by CyDex and its Affiliates; and (ii) all toxicology/safety and other relevant scientific data owned, licensed or developed by the licensees or sublicensees of CyDex or its Affiliates or other third parties (to the extent permitted in the applicable license or other agreements between CyDex and/or its Affiliates and such licensees, sublicensees or other third parties), in each case on Captisol alone (and not in conjunction with a product formulation).

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“Claim” has the meaning specified in Section 10.1.

“Commercial Launch Date” means, in any particular country, the [***].

“Compound” means, with respect to each Licensed Product, the active pharmaceutical ingredient for such Licensed Product approved by CyDex in accordance with Section 2.5, owned by or exclusively licensed to Company and developed and manufactured by or on behalf of Company.

“Confidential Information” has the meaning specified in Section 8.1.

“Disclosing Party” has the meaning specified in Section 8.1 hereof.

“DMF” means a [***], as filed as of the Effective Date, or as hereafter updated from time to time during the Term, by CyDex with the FDA.

“FDA” means the United States Food and Drug Administration, or any successor thereto.

“Field” means, with respect to each Licensed Product, the specified field of use for such Licensed Product approved by CyDex in accordance with Section 2.5.

“Generic Captisol” means a GMP manufactured [***].

“GMP” means material that (a) has been manufactured under conditions of current good manufacturing practices for bulk excipients as set forth in U.S. Pharmacopoeia <1078> as of the Effective Date or any successor thereto.

“IND” means an Investigational New Drug application, as defined in the United States Federal Food, Drug and Cosmetic Act and the regulations promulgated thereunder, or similar application filed with an equivalent regulatory body in another country.

“Indemnitee” has the meaning specified in Section 10.4.

“Indemnitor” has the meaning specified in Section 10.4.

“Licensed Patents” means all patents and patent applications in the Territory which cover Captisol and which now or at any time during the Term are owned by or licensed to CyDex or any CyDex Affiliate with the right to sublicense, including any and all extensions, renewals, continuations, substitutions, continuations-in-part, divisions, patents-of-addition, reissues, reexaminations and/or supplementary protection certificates to any such patents. Set forth in Exhibit A attached hereto is a list of the Licensed Patents as of the Effective Date. Such Exhibit A shall be updated by CyDex at least annually during the Term.

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“Licensed Product” means a Compound combined with or formulated using Captisol for ultimate use [***] approved by CyDex in accordance with Section 2.5. For clarity, a Licensed Product [***].

“Losses” has the meaning set forth in Section 10.1.

“Marketing Approval” means final approval of an NDA by the FDA, or final approval of a comparable document filed with an equivalent health regulatory authority in any other country or in the European Union (using the centralized process or mutual recognition), including all required marketing, pricing or reimbursement approvals.

“NDA” means a New Drug Application, as defined in the United States Federal Food, Drug and Cosmetic Act and the regulations promulgated thereunder, or similar application filed with an equivalent regulatory body in another country.

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“Notice of Default” has the meaning specified in Section 13.2.

“Notice of Termination” has the meaning specified in Section 13.2.

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“Quality Agreement” means the document developed, approved, and updated between CyDex and Company that sets forth the quality expectations, responsibilities, rights (including, as applicable and agreed upon, audit requirements) and requirements relating to the manufacture and supply of Captisol. Such agreement may be amended from time to time by written agreement between the Parties.

“Receiving Party” has the meaning specified in Section 8.1.

“Safety Agreement” has the meaning specified in Section 7.4.

“SEC” has the meaning specified in Section 8.3.

“Study” has the meaning specified in Section 6.3.

“Sublicensees” has the meaning specified in Section 2.3.

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“Term” has the meaning specified in Section 13.1.

“Territory” means the entire world.

“Valid Claim” means a claim which, but for the license granted hereunder, would be infringed by Company’s use, manufacture or sale of a Licensed Product, and which is covered by an issued and unexpired patent included within the Licensed Patents which has not been held invalid or unenforceable by a decision of a court or governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been disclaimed, denied, or admitted to be invalid, canceled, or unenforceable by the owner through re-issue, re-examination or disclaimer, opposition procedure, nullity suit, or otherwise or is not enforceable by virtue of applicable law in the Territory.

2.	GRANT OF RIGHTS.

(a) License Grants from CyDex to Company.

(1) Licensed Patents. Subject to the terms and conditions of this Agreement, including but not limited to payment of the amounts set forth in Section 4.1 below, CyDex hereby grants to Company an exclusive, nontransferable (except with respect to the assignment provision in Section 14.15) license during the Term under the Licensed Patents, solely to make, use, sell, offer for sale and import the Licensed Product in the Territory in the Field. Notwithstanding the foregoing, to the extent that any Licensed Patents are licensed to CyDex or its Affiliates by a third party on a non-exclusive basis, the license granted to Company in the foregoing sentence shall be exclusive as to CyDex and non-exclusive as to any third party. For clarity, as CyDex is unable to grant Company any rights that it does not have, in the event that CyDex obtains a non-exclusive license from a third party for intellectual property necessary for Company to perform its obligations hereunder, then CyDex shall pass on such rights to Company hereunder via a license that grants rights that are non-exclusive with respect to third parties but that is exclusive with respect to CyDex. Company may not make, use, sell, offer for sale, or import the Licensed Product for any other purposes than those granted to it in this Agreement. Company may sublicense the Licensed Patents, as expressly set forth in Sections 2.3 and 2.4 below.

(2) Captisol Data Package. Subject to the terms and conditions of this Agreement, including but not limited to payment of the amounts set forth in Section 4.1 below, CyDex hereby grants to Company a non-exclusive, nontransferable (except with respect to the assignment provision in Section 14.14) license during the Term under CyDex’s right in and to the Captisol Data Package, solely to make, use, sell, offer for sale and import the Licensed Product in the Territory in the Field. Company may not sublicense its rights to the Captisol Data Package, except as expressly set forth in Sections 2.3 and 2.4 below.

(3) Scope of Licenses. Without limiting the generality of the foregoing, CyDex grants no rights to Company to manufacture, import, sell or offer for sale bulk Captisol; provided, however, that Company may provide Captisol to bona fide collaborators in order to help Company to make, use, sell, offer for sale or import the Licensed Product in the Territory in the Field. Licensee acknowledges that not all rights of CyDex related to Captisol are included within the rights licensed hereunder, given that CyDex shall supply Company’s requirements of Captisol for the Licensed Product. CyDex shall not be liable to Company for violation of Company’s exclusive rights hereunder by parties which are not Affiliates or licensees of CyDex [***]. Company acknowledges and agrees that (i) CyDex shall not be required to obtain or maintain patent rights in the Territory for the Licensed Patents, (ii) CyDex shall not be restricted in making sales of Captisol or, except as provided herein for the Licensed Product, licensing rights to other parties, and (iii) CyDex does not warrant or indemnify Licensee or its Affiliates and Sublicensees against the Licensed Product infringing third party rights.

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(b) Grant of License from Company to CyDex. Company hereby grants to CyDex a nonexclusive, transferable, perpetual, worldwide and royalty-free license, with the right to grant sublicenses (through multiple tiers of sublicensees), under Company’s and its Affiliates’ and Sublicensees’ rights in and to Captisol Improvements to develop, make, have made, use, market, distribute, import, sell and offer for sale Captisol, any Captisol Improvement and products formulated with Captisol or any Captisol Improvement (other than the Licensed Product in the Field). If during the Term any of (a) Company, (b) Affiliates to whom Company has provided rights under the licenses granted to Company by CyDex pursuant to Section 2.1, or (c) Sublicensees pursuant to the practice of their respective sublicenses from Company under Section 2.3, file any patent application claiming Captisol anywhere in the world, CyDex shall be deemed automatically to have a nonexclusive, transferable, perpetual, worldwide and royalty-free license, with the right to grant sublicenses (through multiple tiers of sublicensees), under the claims relating specifically to Captisol to make, have made, use, market, distribute, import, sell, and offer for sale Captisol and all products formulated with Captisol (other than the Licensed Product in the Field during the Term). Company shall provide prompt notice of any Captisol Improvement.

(c) Sublicensing. Company shall have the right to grant sublicenses to its Affiliates and licensees of the Licensed Product (collectively “Sublicensees”) under the licenses granted to Company pursuant to Section 2.1; [***].

(d) Contracting. Company may manufacture the Licensed Product (but not the bulk Captisol) or contract the manufacture of the Licensed Product (but not the manufacture of bulk Captisol) with Company qualified third party manufacturers. To the extent necessary to engage a third party manufacturer for the Licensed Product, Company shall be permitted under this Agreement to grant any such third party manufacturer a sublicense under the licenses granted to Company pursuant to Section 2.1 solely for such purposes; [***].

2.5 CyDex Approval Rights. Company acknowledges that (i) CyDex has granted and in the future shall have the right to grant exclusive and non-exclusive licenses for the use of Captisol for various products in various fields for various territories, and (ii) as a result, the written approval of CyDex shall be required for the Compound, formulation and Field of each Licensed Product. Such written approval by CyDex shall be substantially in the form of Exhibit B hereto, and shall include specific approval rights for CyDex, which CyDex may provide or withhold in its reasonable discretion, for the Compound, formulation or Field for any proposed Licensed Product. Without limiting the generality of the foregoing, for clarity it shall be deemed reasonable for CyDex to withhold its consent if: (w) CyDex has conflicting or potentially conflicting contractual obligations existing at the time of Company’s request, including without limitation if CyDex is a party to a research agreement or limited clinical use agreement or similar contract with a third party; (x) CyDex is then in substantive negotiations with a third party to grant such rights or conflicting rights and/or (y) CyDex or an Affiliate is actively pursuing its own development program in relation to the applicable composition(s) of matter. For the avoidance of doubt, CyDex hereby approves the Compound, formulation and Field for the Licensed Products specified in Exhibit C hereto. Further, for the avoidance of doubt, Company shall not be prohibited from developing products at its discretion as a result of this Section 2.5, provided that such products do not include Captisol supplied by CyDex and do not violate the valid intellectual property rights of CyDex.

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3.	MANUFACTURE AND SUPPLY OF CAPTISOL

The provisions of the Supply Agreement and any related Quality Agreement shall govern the manufacture and supply of Captisol for use in the formulation of the Licensed Product. Company acknowledges and agrees that, pursuant to the Supply Agreement, CyDex is the exclusive manufacturer of Captisol for Company and its Affiliates and Sublicensees and nothing set forth herein shall be deemed to grant Company or its Affiliates or Sublicensees the right to manufacture Captisol nor the right to contract the manufacture of Captisol to a third party [***].

CyDex shall have the right to change the Specifications from time to time during the Term; [***]. CyDex shall provide Company with [***] prior written notice of any proposed change to the Specifications and provide Company with an opportunity to evaluate whether [***].

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4.	COMPENSATION.

(a) Payments and Royalties for Licenses.

(1) One-Time Fee. Company shall pay to CyDex a non-refundable, one-time fee of One Million Dollars (US $1,000,000) in partial consideration of the rights granted Company under this Agreement, which amount shall be due and payable in full on December 31, 2011, with commercially reasonable efforts to make such payment prior to December 31, 2011.

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(c) Late Payments. Unpaid balances shall accrue interest, from due date until paid, at a rate equal to the prime rate, [***].

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5.	RECORDS; REPORTS; AUDIT.

(a) Records. Company shall, and shall require its Affiliates and Sublicensees to, maintain complete and accurate records relating to Net Sales of Licensed Product in accordance with its standard procedures.

(b) Reports.

(1) Quarterly Financial Reports. Within [***] following the conclusion of [***] during the Term, Company shall provide CyDex with a written report with respect to [***] that sets forth sales of the Licensed Product in the Territory during such [***]. Such report shall include Net Sales and royalties due for each Licensed Product.

(2) Annual Milestone Reports. Annually, by November 1st of each calendar year during the Term, Company shall provide CyDex with written reports that: describe in reasonable detail Company’s progress made toward achievement of the milestones specified in Section 4.1(b) above during [***]; and set forth such other information regarding Captisol as mutually agreed upon by the parties. Company shall also provide quarterly updates regarding any significant changes to the expected completion of any such milestones outlined in the annual report or any change that may materially affect the Supply Agreement or orders placed thereunder.

(c) Audit. Upon the written request of CyDex, Company will permit Company’s independent Third Party certified public accountant to have access during normal business hours to such of the records of Company as may be reasonably necessary to verify the royalty reports under Section 5.2 [***].

In the event such accountant concludes that additional payments of any kind as required by this Agreement were owed to CyDex during such period, the additional amounts will be paid within [***] of the date CyDex delivers to Company such accountant’s written report so concluding. The fees charged by such accountant will be paid by CyDex, unless the audit discloses that the amounts payable by Company [***]. In the event such accountant concludes that there was an overpayment by Company to CyDex during such period, at Company’s option, [***] of the date of the written report.

The independent certified public accountants shall keep confidential any information obtained during such inspection and shall report to the CyDex and Company only the amounts of Net Sales and royalties due and payable. The parties agree that all information subject to review under this Section 5.3 or under any sublicense agreement is confidential and that it will cause its accountant to retain all such information in confidence.

6.	DEVELOPMENT AND COMMERCIALIZATION BY COMPANY.

(a) Diligence. Company agrees that, during the Term, it will use, and shall require its Affiliates and Sublicensees to use, commercially reasonable efforts to obtain Marketing Approval in the major markets in the Territory and to market, promote, and sell Licensed Product thereafter in each country in which Marketing Approval is obtained. For clarity, Company will be under no obligation to market a Product if it determines, in its sole and reasonable business judgment, that such an effort is not commercially viable for Company.

(b) Costs and Expenses. Company shall be solely responsible for all costs and expenses related to its development and commercialization of the Licensed Product, including without limitation costs and expenses associated with all preclinical activities and clinical trials, and all regulatory filings and proceedings relating to the Licensed Product.

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(c) In Vivo Studies. If Company wishes to conduct any in vivo study (preclinical or clinical, in animals or in humans, each a “Study”) of the Licensed Product utilizing Captisol, the following provisions shall apply:

(a) Dosing. Company shall not exceed the maximum allowable dosing levels of Captisol specified in CyDex’s then-current clinical dosing matrix (which shall be provided by CyDex to Company from time to time) without the written consent of CyDex.

(b) Compliance with Laws. Company represents and warrants that each Study will be performed in accordance with all applicable laws, regulations and requirements. Company will provide or cause to be provided all appropriate warnings to participants enrolled in each Study and obtain or cause to be obtained appropriate documentation of informed consent from all participants in each such Study.

(c) Adverse Events. Company agrees to immediately inform CyDex if any adverse effects are observed and ascribed to Captisol in any Study in accordance with Section 7.3 hereof. To accurately track adverse events and preserve the validity of each Study, Company shall only use Captisol supplied by CyDex for each such Study conducted under the scope of this Agreement.

(d) Reporting and Study Data. Within [***] after the completion of the relevant Study, Company shall provide to CyDex a summary of the data and results of each Study that pertain solely to Captisol, and Company hereby grants to CyDex a non-exclusive, royalty-free license (with the right to sublicense) to use and disclose such data for regulatory purposes, including without limitation to update the DMF for Captisol.

(d) Right of Reference. Company shall have the right to reference the DMF solely in connection Company’s regulatory filings submitted in connection with obtaining Marketing Approval for the Licensed Product.

(e) Access to Company’s Data. CyDex shall have the right to reference and utilize all toxicology/safety and other relevant scientific data developed on Captisol alone (and not in conjunction with a product formulation) by Company, its Sublicensees or Affiliates in connection with CyDex’s development and commercialization of Captisol or compounds, at no cost to CyDex. Upon request by CyDex, Company shall either provide CyDex with a copy of all such data or shall make such data accessible to CyDex at such times and locations mutually agreed upon by the parties.

7.	REGULATORY MATTERS.

(a) Captisol Information Submitted for Regulatory Review. Except as otherwise set forth herein, Company shall be solely responsible for all communications with regulatory agencies in connection with the Licensed Product.

(b) Material Safety. CyDex shall provide Company, in writing, from time to time, with (a) relevant information currently known to it regarding handling precautions, toxicity and hazards with respect to Captisol, and (b) the then-current material safety data sheet for Captisol. Notwithstanding

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the foregoing or anything in this Agreement to the contrary, Company is solely responsible for (i) use of all documentation provided by CyDex, including without limitation, use in any regulatory submission to the FDA or any other regulatory agency in the Territory, (ii) document control and retention, and (iii) determining the suitability of any documentation provided by CyDex hereunder for use in any regulatory submission.

(c) Adverse Event Reporting. Company shall adhere, and shall require that its Affiliates, Sublicensees, co-marketers and distributors adhere, to all requirements of applicable law and regulations that relate to the reporting and investigation of any adverse event, including without limitation an unfavorable and unintended diagnosis, symptom, sign (including an abnormal laboratory finding), syndrome or disease, whether or not considered Captisol or Licensed Product-related, which occurs or worsens following administration of Captisol or Licensed Product. Company shall provide CyDex with copies of all reports of any such adverse event which is serious (any such adverse event involving Captisol or the Licensed Product that results in death, is life-threatening, requires or prolongs inpatient hospitalization, results in disability, congenital anomaly or is medically important (i.e., may require other medical or surgical intervention to prevent other serious criteria from occurring)) which Company has reason to believe are associated with Captisol within [***] following (i) Company’s submission of any such report to any regulatory agency, or (ii) receipt from Company’s Sublicensee, co-marketer or distributor of any such report to any regulatory agency. Reports from Company shall be delivered to the attention of Chief Scientific Officer, CyDex, with a copy to Chief Executive Officer, CyDex, at the address set forth in Section 14.6. The parties shall mutually cooperate with regard to investigation of any such serious adverse event, whether experienced by Company, CyDex or any other Affiliate, Sublicensee, co-marketer or distributor of CyDex or Company.

(d) Safety Agreement. Company and CyDex shall execute a separate related safety agreement (the “Safety Agreement”) to this Agreement, for each compound (see Exhibit C), at least [***]. The Safety Agreement will provide details related to the management of serious Adverse Events that occur during clinical trials, including safety issues rising from pre-clinical research and other safety and reporting practices and procedures, detailing obligations related to the development and commercialization of the Licensed Product in compliance with all applicable laws, rules, and regulations.

8.	CONFIDENTIALITY.

(a) Definition. Company and CyDex each recognizes that during the Term, it may be necessary for a party (the “Disclosing Party”) to provide Confidential Information (as defined herein) to the other party (the “Receiving Party”) that is highly valuable, the disclosure of which would be highly prejudicial to such party. The disclosure and use of Confidential Information will be governed by the provisions of this Section 8. Neither Company nor CyDex shall use the other’s Confidential Information except as expressly permitted in this Agreement. For purposes of this Agreement, “Confidential Information” means all information disclosed by the Disclosing Party to the Receiving Party and designated in writing by the Disclosing Party as “Confidential” (or equivalent), and all material disclosed orally which is declared to be confidential by the Disclosing Party, including but not limited to product specifications, data, know-how, formulations, product concepts, sample materials, business and technical information, financial data, batch records, trade secrets, processes, techniques, algorithms, programs, designs, drawings, and any other information related to a party’s present or future products, sales, suppliers, customers, employees, investors or business. Without limiting the generality of the foregoing, CyDex’s Confidential Information includes all materials provided as part of the Captisol Data Package.

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(b) Obligation. CyDex and Company agree that they will disclose the other’s Confidential Information to its own officers, employees, consultants and agents only if and to the extent necessary to carry out their respective responsibilities under this Agreement or in accordance with the exercise of their rights under this Agreement, and such disclosure shall be limited to the maximum extent possible consistent with such responsibilities and rights. Neither party shall disclose Confidential Information of the other to any third party without the other’s prior written consent, and any such disclosure to a third party shall be pursuant to the terms of a non-disclosure agreement no less restrictive than this Section 8. Each party shall take such action to preserve the confidentiality of each other’s Confidential Information as it would customarily take to preserve the confidentiality of its own Confidential Information (but in no event less than a reasonable standard of care). Each party, upon the other’s request, will return or destroy (at disclosing party’s discretion) all the Confidential Information disclosed to the other party pursuant to this Agreement, including all copies and extracts of documents, within [***] of the request, and in any event, promptly following the expiration or termination of this Agreement.

(c) Exceptions. The use and non-disclosure obligations set forth in this Section 8 shall not apply to any Confidential Information, or portion thereof, that the Receiving Party can demonstrate:

i. at the time of disclosure is in the public domain;

ii. after disclosure, becomes part of the public domain, by publication or otherwise, through no fault of the Receiving Party;

iii. at the time of disclosure is already in the Receiving Party’s possession, and such prior possession can be properly demonstrated by the Receiving Party, with the exception of Confidential Information exchanged between parties prior to the execution of this Agreement;

iv. is made available to the Receiving Party by an independent third party, provided, however, that to the Receiving Party’s knowledge, such information was not obtained by said third party, directly or indirectly, from the Disclosing Party hereunder; or

v. is independently developed by an employee of the Receiving Party not having access to the Disclosing Party’s information.

In addition, the Receiving Party may disclose information that is required to be disclosed by law, by a valid order of a court or by order or regulation of a governmental agency including but not limited to, regulations of the United States Securities and Exchange Commission (the “SEC”), or in the course of litigation, provided that in all cases the Receiving Party shall give the other party prompt notice of the pending disclosure and makes a reasonable effort to obtain, or to assist the Disclosing Party in obtaining, a protective order preventing or limiting the disclosure and/or requiring that the Confidential Information so disclosed be used only for the purposes for which the law or regulation required, or for which the order was issued.

(d) Injunction. Each party agrees that should it breach or threaten to breach any provisions of this Section 8, the Disclosing Party will suffer irreparable damages and its remedy at law will be inadequate. Upon any breach or threatened breach by the Receiving Party of this Section 8, the Disclosing Party shall be entitled to seek injunctive relief in addition to any other remedy which it may have, without need to post any bond or security.

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(e) Third Party Information. Company acknowledges that CyDex’s Confidential Information and DMF includes information developed by [***] that is confidential to both CyDex and [***]. Only to the extent that Confidential information of [***] is disclosed to Company hereunder, and only as required by CyDex’s pre-existing contractual obligations to Pfizer, then [***] is a limited third party beneficiary of only this Section 8 of this Agreement and may seek remedies pursuant to it, but only in accordance with its terms.

9.	REPRESENTATIONS AND WARRANTIES.

(a) Mutual Representations and Warranties. Each party represents and warrants to the other as follows:

(i) it is a corporation duly organized and validly existing under the laws of the state or country of its incorporation;

(ii) it has the complete and unrestricted power and right to enter into this Agreement and to perform its obligations hereunder;

(iii) this Agreement has been duly authorized, executed and delivered by such party and constitutes a legal, valid and binding obligation of such party enforceable against such party in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent transfer, or other similar laws affecting the rights and remedies of creditors generally and by general principles of equity;

(iv) the execution, delivery and performance of this Agreement by such party do not conflict with any agreement, instrument or understanding, oral or written, to which such party is a party or by which such party may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having authority over such party;

(v) all consents, approvals and authorizations from all governmental authorities or other third parties required to be obtained by such party in connection with the execution and delivery of this Agreement have been obtained;

(vi) no person or entity has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon such party for any commission, fee or other compensation as a finder or broker because of any act by such party or its agents, or, with respect to Company, because of any act by its Affiliates or Sublicensees; and

(vii) it has not entered into any agreement with any third party that is in conflict with the rights granted to the other party pursuant to this Agreement.

(b) CyDex Representations and Warranties. CyDex hereby represents and warrants to Lilly as follows:

(i) That it has no knowledge of any unsettled past or current, and has not received notice of any threatened, patent, trade secret or other intellectual property dispute with any Third Party that actually or is reasonably likely to have a material adverse effect on ability to carry out its material obligations under this Agreement.

(ii) That it has not executed or granted to any third party or Affiliate, directly or indirectly, or entered into any agreement for, any license or other right under any patent, trade secret or other intellectual property or any license or covenant not to sue respecting such patents, trade secrets or other intellectual property that conflicts with its obligations under this Agreement.

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(iii) That all Captisol has been manufactured and packaged in compliance with all relevant applicable laws and regulations.

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9.3 Disclaimer. THE WARRANTIES SET FORTH IN THIS SECTION 9 ABOVE ARE PROVIDED IN LIEU OF, AND EACH PARTY HEREBY DISCLAIMS, ALL OTHER WARRANTIES, EXPRESS AND IMPLIED, RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT, CAPTISOL, THE LICENSED PATENTS, THE CAPTISOL DATA PACKAGE, OR THE LICENSED PRODUCT, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, TITLE AND NON-INFRINGEMENT OF THIRD PARTY RIGHTS. EACH PARTY’S WARRANTIES UNDER THIS AGREEMENT ARE SOLELY FOR THE BENEFIT OF THE OTHER PARTY AND MAY BE ASSERTED ONLY BY THE OTHER PARTY AND NOT BY ANY AFFILIATE, SUBLICENSEE OR ANY CUSTOMER OF THE OTHER PARTY, ITS AFFILIATES OR SUBLICENSEES. EACH PARTY, ITS AFFILIATES AND SUBLICENSEES SHALL BE SOLELY RESPONSIBLE FOR ALL REPRESENTATIONS AND WARRANTIES THAT IT, ITS AFFILIATES OR SUBLICENSEES MAKE TO ANY CUSTOMER OF SUCH PARTY, ITS AFFILIATES OR SUBLICENSEES.

10.	INDEMNIFICATION.

(a) By CyDex. CyDex shall defend, indemnify and hold Company and its Affiliates and Sublicensees, and each of their respective directors, officers and employees, harmless from and against any and all losses, damages, liabilities, costs and expenses (including the reasonable costs and expenses of attorneys and other professionals) (collectively “Losses”) incurred by Company as a result of any claim, demand, action or other proceeding (each, a “Claim”) by a third party, to the extent such Losses arise out of (i) CyDex’s breach of this Agreement, including without limitation any of its representations and warranties set forth herein; (ii) the research, development, manufacture, use, handling, promotion, marketing, distribution, importation, sale or offering for sale of Captisol by CyDex, its Affiliates, distributors or agents (for clarity, such terms shall not include Company in any event); or (iii) interactions and communications by CyDex, its Affiliates, distributors or agents (for clarity, such terms shall not include Company in any event) with governmental authorities, physicians or other third parties relating to Captisol, including the Captisol Data Package.

(b) By Company. Company shall defend, indemnify and hold CyDex and its Affiliates, and each of their respective directors, officers and employees, harmless from and against any and all Losses incurred by CyDex as a result of any Claim by a third party, to the extent such Losses arise out of: (i) Company’s breach of this Agreement, including without limitation any of its representations herein; (ii) the research, development, manufacture, use, handling, promotion, marketing, distribution, importation, sale or offering for sale of Licensed Products by Company, its Affiliates, Sublicensees, distributors, agents or other parties (for clarity, such terms shall not include CyDex in any event); or (iii) interactions and communications with governmental authorities, physicians or other third parties relating to Licensed Products.

(c) Expenses. As the parties intend complete indemnification, all costs and expenses of enforcing any provision of this Section 10 shall also be reimbursed by the Indemnitor.

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(d) Procedure. The party intending to claim indemnification under this Section 10 (an “Indemnitee”) shall promptly notify the other party (the “Indemnitor”) of any Claim in respect of which the Indemnitee intends to claim such indemnification, and the Indemnitor shall assume the defense thereof whether or not such Claim is rightfully brought; provided, however, that an Indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnitee, unless Indemnitor does not assume the defense, in which case the reasonable fees and expenses of counsel retained by the Indemnitee shall be paid by the Indemnitor. The Indemnitee, and its employees and agents, shall cooperate fully with the Indemnitor and its legal representatives in the investigations of any Claim. The Indemnitor shall not be liable for the indemnification of any Claim settled or compromised by the Indemnitee without the written consent of the Indemnitor.

11.	LIMITATION OF LIABILITY.

EXCEPT FOR DAMAGES FOR WHICH A PARTY IS RESPONSIBLE PURSUANT TO ITS INDEMNIFICATION OBLIGATIONS SET FORTH IN SECTION 10 ABOVE, EACH PARTY SPECIFICALLY DISCLAIMS ALL LIABILITY FOR AND SHALL IN NO EVENT BE LIABLE FOR ANY INCIDENTAL, SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, EXPENSES, LOST PROFITS, LOST SAVINGS, INTERRUPTIONS OF BUSINESS OR OTHER DAMAGES OF ANY KIND OR CHARACTER WHATSOEVER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR RESULTING FROM THE MANUFACTURE, HANDLING, MARKETING, SALE, DISTRIBUTION OR USE OF LICENSED PRODUCT OR USE OF THE LICENSED PATENTS AND CAPTISOL DATA PACKAGE, REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE, EVEN IF SUCH PARTY WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. EACH PARTY SHALL HAVE NO REMEDY, AND EACH PARTY SHALL HAVE NO LIABILITY, OTHER THAN AS EXPRESSLY SET FORTH IN THIS AGREEMENT. [***].

12.	MANAGEMENT OF INTELLECTUAL PROPERTY.

(a) Ownership.

(1) Existing Rights. Each party shall maintain its ownership and other rights with respect to intellectual property owned or controlled by such party prior to the Effective Date.

(2) New Rights. Discoveries, inventions, improvements and other technology, whether or not patentable, arising from the use of Captisol and/or any formulations containing Captisol shall be:

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Inventorship shall be determined in accordance with US patent law. For clarity, rights [***].

(b) Prosecution and Maintenance.

(1) Existing Rights (Licensed Patents). During the Term CyDex shall maintain, [***].

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(2) New Rights. The parties shall cooperate to take whatever, if any, action they mutually agree upon in writing and in their respective discretion to prosecute patent applications and maintain patents covering rights which are jointly owned in accordance with Section 12.1(b)(iii). Such agreement shall include actions to be taken by each party and the allocation of expenses related to such action. Neither party shall seek patent protection covering such rights without such agreement.

(c) Infringement by Third Parties.

(1) Existing Rights (Licensed Patents). If Company becomes aware that a third party may be infringing a Licensed Patent, it will promptly notify CyDex in writing, providing all information available to Company regarding the potential infringement. CyDex shall take whatever, if any, action it deems appropriate, in its sole discretion, against the alleged infringer. [***].

(2) New Rights. The parties shall cooperate to take whatever, if any, action they mutually agree upon in writing and in their respective discretion against the alleged infringer of rights which are jointly owned in accordance with Section 12.1(b)(iii). Such agreement shall include actions to be taken by each party and the allocation of expenses and recoveries related to such action. Neither party shall take any such action against the alleged infringer without the written consent of the other party.

13.	TERM AND TERMINATION.

(a) Term. The term of this Agreement (the “Term”) shall commence on the Effective Date and shall continue in effect thereafter until the later of (i) expiration of Company’s obligation to pay royalties under Section 4.1(c), or (ii) the expiration of the last-to-expire of the Licensed Patents in the Territory, unless terminated earlier as set forth herein.

(b) Termination by Company. Company may terminate this Agreement upon sixty (60) days prior express written notice to CyDex. If the Agreement is terminated by Company, within thirty (30) days after such termination, Company shall pay to CyDex all payments owing at the date of termination.

(c) Termination for Breach. If either party should violate or fail to perform any term or covenant of this Agreement, then the other party may give written notice of such default (a “Notice of Default”) to such party. If such party should fail to cure such default within sixty (60) days (or thirty (30) days with respect to any payment obligation) of the date of such notice or prior to the natural expiration date of this Agreement, whichever is shorter in duration, the other party shall have the right to terminate this Agreement by a second written notice (a “Notice of Termination”) to such party. If Notice of Termination is sent to such party, this Agreement shall automatically terminate on the effective date of such notice.

(d) Termination for Bankruptcy. Either party may terminate this Agreement immediately upon written notice to the other party in the event that the other party makes an assignment for the benefit of creditors or has a petition in bankruptcy filed for or against it that is not dismissed within ninety (90) days of such filing.

(e) Effect of Termination. Following the termination by Company under Section 13.2 or by CyDex for Lilly’s breach under Section 13.3 and Lilly fails to cure such default within the applicable cure period under Section 13.3, of this Agreement, all rights granted to Company herein shall immediately terminate and each party shall promptly return all relevant records and materials in its

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possession or control containing the other party’s Confidential Information with respect to which the former party does not retain rights hereunder; provided, however, that each party may retain one archival copy of such records and materials solely to be able to monitor its obligations that survive under this Agreement. In the event of a material breach by CyDex, and CyDex fails to cure such default within the applicable cure period under Section 13.3, Lilly may elect to either (i) terminate this Agreement, or (ii) without limiting any other legal or equitable remedies that Lilly may have, continue this Agreement in full force and effect, but with the milestones and royalties otherwise due hereunder to be reduced by an amount to be mutually agreed upon by the Parties.

(f) Survival. Notwithstanding any other provisions of this Agreement, any liability or obligation of either party to the other for acts or omissions prior to the termination or expiration of this Agreement shall survive the termination or expiration of this Agreement. Such termination or expiration shall not relieve either party from obligations that are expressly indicated to survive termination or expiration of this Agreement, nor shall any termination or expiration of this Agreement relieve Company of its obligation to pay CyDex (i) royalties for all Licensed Product sold by Company, its Affiliates or Sublicensees prior to the effective date of such expiration or termination, or (ii) sums due in respect of Captisol shipped prior to termination or expiration of this Agreement. Sections 2.2 (Grant of License from Company to CyDex), 4.1 (Payments and Royalties for Licenses), 4.3 (Currency), 4.2 (Taxes), 4.3 (Late Payments), 5 (Records; Reports; Audits), 6.3(f) (Reporting and Study Data), 6.5 (Access to Company’s Data), 7.3 (Adverse Event Reporting), 8 (Confidentiality), 9.3 (Disclaimer), 10 (Indemnification), 11 (Limitation of Liability), 12 (Management of Intellectual Property), 13.5 (Effect of Termination), 13.6 (Survival), and 14 (General Provisions) shall survive termination or expiration of this Agreement.

14.	GENERAL PROVISIONS.

(a) Relationship of Parties. Each of the parties hereto is an independent contractor and nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, employer-employee or joint venture relationship between the parties. No party shall incur any debts or make any commitments for the other.

(b) Compliance with Law. Company agrees that use of the Licensed Patents, Captisol and Captisol Data Package by it and its Affiliates and Sublicensees, and the manufacture, handling, marketing, sale, distribution and use of Licensed Product, will comply with all applicable international, federal, state and local laws, rules and regulations, including, but not limited to, import/export restrictions, laws, rules and regulations governing use and patent, copyright and trade secret protection. CyDex agrees that its manufacture, handling, marketing, sale, distribution and use of Captisol hereunder will comply with all applicable international, federal, state and local laws, rules and regulations, including, but not limited to, import/export restrictions, laws, rules and regulations governing use and patent, copyright and trade secret protection.

(c) Arbitration.

(1) Procedure. Any and all disputes or controversies arising out of or relating to this Agreement shall be exclusively and finally resolved by binding arbitration in accordance with the commercial arbitration rules of the American Arbitration Association then in effect, in Chicago, Illinois. The arbitration shall be conducted by an arbitrator reasonably knowledgeable about the pharmaceutical industry and acceptable to CyDex and Company. If CyDex and Company cannot agree on a single arbitrator within [***] after a demand for arbitration has been made, CyDex shall appoint an arbitrator, Company shall appoint an arbitrator, the [***] arbitrators shall appoint a [***] arbitrator, and the [***] arbitrators shall hear and decide the issue in controversy. If either party fails to

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appoint an arbitrator within [***] after service of the demand for arbitration, then the arbitrator appointed by the other party shall arbitrate any controversy in accordance with this Section 14.3(a). Except as to the selection of arbitrators, the arbitration proceedings shall be conducted promptly and in accordance with the rules of the American Arbitration Association then in effect. The expenses of any arbitration, including the reasonable attorney fees of the prevailing party, shall be borne by the party deemed to be at fault or on a pro-rata basis should the arbitration conclude in a finding of mutual fault.

(2) Confidentiality of Proceedings. All arbitration proceedings hereunder shall be confidential and the arbitrator(s) shall issue appropriate protective orders to safeguard each party’s Confidential Information. Except as required by law, no party shall make (or instruct the arbitrator(s) to make) any public announcement with respect to the proceedings or decision of the arbitrator(s) without prior written consent of the other party.

(3) Interim Equitable Relief. Each party shall, in addition to all other remedies accorded by law and permitted by this Agreement, be entitled to equitable relief (including but not limited to interim injunctive relief) in any court having jurisdiction to protect its interests. Neither party shall commence any court proceeding or action against the other to resolve any dispute, except (i) to enforce an arbitral award rendered pursuant to this Section 14.3, or (ii) for such interim injunctive relief.

(4) Binding Effect. The provisions of this Section 14.3 shall survive any expiration or termination of this Agreement, and shall be severable and binding on the parties hereto, notwithstanding that any other provision of this Agreement may be held or declared to be invalid, illegal or unenforceable.

(d) Costs and Expenses. Except as otherwise expressly provided in this Agreement, each party shall bear all costs and expenses associated with the performance of such party’s obligations under this Agreement.

(e) Force Majeure. Neither party shall be liable for failure to perform, or delay in the performance of, its obligations under this Agreement (other than payment obligations) when such failure or delay is caused by an event of force majeure. For purposes of this Agreement, an event of force majeure means any event or circumstance beyond the reasonable control of the affected party, including but not limited to, war, insurrection, riot, fire, flood or other unusual weather condition, explosion, act of God, peril of the sea, strike, lockout or other industrial disturbance, sabotage, accident, embargo, breakage of machinery or apparatus, injunction, act of governmental authority, compliance with governmental order on national defense requirements, or inability to obtain fuel, power, raw materials, labor or transportation facilities. If, due to any event of force majeure, either party shall be unable to fulfill its obligations under this Agreement (other than payment obligations), the affected party shall immediately notify the other party of such inability and of the period during which such inability is expected to continue.

(f) Notices. Any notice, request, or communication under this Agreement shall be effective only if it is in writing and personally delivered; sent by certified mail, postage pre-paid; or by nationally recognized overnight courier with signature required, addressed to the parties at the addresses stated below or such other persons and/or addresses as shall be furnished in writing by any party in accordance with this Section 14.6. Unless otherwise provided, all notices shall be sent:

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If to CyDex, to:	If to Company, to:

CyDex Pharmaceuticals, Inc.	Eli Lilly and Company
c/o Ligand Pharmaceuticals Inc.	Lilly Corporate Center
11085 North Torrey Pines Road, Suite 300	Indianapolis, Indiana 46285 USA
La Jolla, CA 92037 USA	Attention: General Counsel
Attention: President

With a copy to:

Ligand Pharmaceuticals Incorporated

11085 North Torrey Pines Road, Suite 300

La Jolla, CA 92037 USA

Attention: General Counsel

If sent by overnight courier, the [***] after the date of deposit with such courier shall be deemed to be the date on which such notice, request or communication was given. If sent by certified mail, the [***] after the date of mailing shall be deemed the date on which such notice, request or communication was given.

(g) Use of Name. Neither party shall have any right, express or implied, to use in any manner the name or other designation of the other party or any other trade name or trademark of the other party for any purpose, except as may be required by applicable law or regulation or with the written approval of the other party, such approval not to be unreasonably withheld.

(h) Public Announcements. No party shall use the name, trademark, trade name or logo of the other party, its Affiliates or their respective employee(s) in any publicity, promotion, news release or public disclosure relating to this Agreement or its subject matter, without the prior express written permission of the other party, such permission not to be unreasonably withheld, except as may be required by law or as permitted by Section 14.7. The parties agree that a party may disclose this Agreement and its terms, and material developments or material information generated under this Agreement, in (i) securities filings with the Securities Exchange Commission (“SEC”) (or equivalent foreign agency), or taxing authorities, to the extent required by law after complying with the procedure set forth in this Section 14.8, or (ii) under conditions of confidentiality in connection with investment and similar corporate transactions. In the event of a required public announcement, the party making such announcement shall provide the other party with a copy of the proposed text prior to such announcement sufficiently in advance of the scheduled release of such announcement to afford such other party a reasonable opportunity to review and comment upon the proposed text and the timing of such disclosure.

(i) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (without giving effect to any conflicts of law principles that require the application of the law of a different state).

(j) Entire Agreement; Amendment. This Agreement and all Exhibits attached hereto or thereto contain the entire agreement of the parties relating to the subject matter hereof and supersede any and all prior agreements, written or oral, between CyDex and Company relating to the subject matter of this Agreement. This Agreement may not be amended unless agreed to in writing by both parties.

(k) Binding Effect. This Agreement shall be binding upon, and the rights and obligations hereof shall apply to the CyDex and Company and any successor(s) and permitted assigns. The name of a party appearing herein shall be deemed to include the names of such party’s successors and permitted assigns to the extent necessary to carry out the intent of this Agreement.

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(l) Waiver. The rights of either party under this Agreement may be exercised from time to time, singularly or in combination, and the exercise of one or more such rights shall not be deemed to be a waiver of any one or more of the others. No waiver of any breach of a term, provision or condition of this Agreement shall be deemed to have been made by either party unless such waiver is addressed in writing and signed by an authorized representative of that party. The failure of either party to insist upon the strict performance of any of the terms, provisions or conditions of this Agreement, or to exercise any option contained in this Agreement, shall not be construed as a waiver or relinquishment for the future of any such term, provision, condition or option or the waiver or relinquishment of any other term, provision, condition or option.

(m) Severability. If a final judicial determination is made that any provision of this Agreement is unenforceable, this Agreement shall be rendered void only to the extent that such judicial determination finds such provisions unenforceable, and such unenforceable provisions shall be automatically reconstituted and become a part of this Agreement, effective as of the date first written above, to the maximum extent they are lawfully enforceable.

(n) Assignment. Neither party may assign its rights or delegate its obligations under this Agreement, in whole or in part, by operation of law or otherwise, to any third party without the prior written consent of the other party, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, either party may assign its rights and delegate its obligations under this Agreement to an Affiliate or to a third party successor, whether by way of merger, sale of all or substantially all of its assets, sale of stock or otherwise, without prior written consent. As a condition to any permitted assignment hereunder, the assignor must guarantee the performance of any assignee to the terms and obligations of this Agreement. Any assignment not in accordance with this Section 14.14 shall be void.

14.16 Third Party Beneficiaries. Except for the rights of Indemnitees pursuant to Section 10 hereof, and subject to [***] rights under Section 8.5 hereof, the terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns and it is not the intention of the parties to confer third-party beneficiary rights upon any other person, including without limitation Sublicensees. The enforcement of any obligation of CyDex under this Agreement shall only be pursued by Company or such Indemnitees, and not Sublicensees.

14.17 Headings. The descriptive headings of this Agreement are for convenience only, and shall be of no force or effect in construing or interpreting any of the provisions of this Agreement.

14.18 Counterparts. This Agreement may be executed in two counterparts, each of which shall constitute an original document, but both of which shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

CYDEX PHARMACEUTICALS, INC.

By:	/s/ Charles Berkman

Name:	Charles Berkman

Title:	VP and Secretary

ELI LILLY AND COMPANY

By:	/s/ Newton F. Crenshaw

Name:	Newton F. Crenchaw

Title:	V.P. Oncology Business Unit

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EXHIBIT A

LICENSED CAPTISOL PATENTS

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EXHIBIT B

FORM OF CYDEX APPROVAL FOR LICENSED PRODUCT

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EXHIBIT C

APPROVED LICENSE PRODUCTS AS OF THE EFFECTIVE DATE

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